SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                                -----------------


                                          Cash Reserves Fund Institutional
Cash Management Fund Institutional        NY Tax Free Money Fund
Cash Reserve Fund, Inc.:                  Tax Free Money Fund Investment
  Prime Series
--------------------------------------------------------------------------------

On or about September 25, 2008, the following information replaces similar disclosure under "Policies about transactions" in the "Policies You Should Know About" section of each fund's prospectuses:

Each fund accepts payment for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. A fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to the fund or "Deutsche Asset Management" and drawn by you or a financial institution on your behalf with your name or account number included with the check.








               Please Retain This Supplement for Future Reference


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                                                             Deutsche Bank Group

September 25, 2008
DMF-3671M